Provision for Site Reclamation	12 Months Ended
Dec. 31, 2020
Provision For Site Reclamation
Provision for Site Reclamation

NOTE 9 – Provision for Site Reclamation

The Company recorded a provision for the estimated cost of site reclamation relating to exploration activities at its Railroad-Pinion Project. As at December 31, 2020, the Company used an inflation rate of 2.16% (2019 – 2.16%) and an average discount rate of 3.09% (2019 – 3.09%) in calculating the estimated obligation. The undiscounted uninflated value of the cash flows required to settle the provision is approximately $2,161,338 and is expected to be incurred over the next 18 years.

Railroad-Pinion
Project
$
Balance as at December 31, 2018	1,004,499
Foreign exchange adjustment	(48,343)
Accretion expense for the year	8,804
Balance as at December 31, 2019	964,960
Change in estimate	1,078,871
Foreign exchange adjustment	(71,958)
Accretion expense for the year	13,648
Balance as at December 31, 2020	1,985,521